EXHIBIT 10.2

NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

AMENDED AND RESTATED

NATIONAL DISTRIBUTION AGREEMENT

This Amended and Restated National Distribution Agreement (this “Agreement”) is made as of March 29, 2017 by and between Gosling-Castle Partners Inc. (f/k/a Gosling Partners Inc.), a Delaware corporation (“Supplier”), and Castle Brands (USA) Corp., a Delaware corporation (“Importer”).

WHEREAS, Gosling’s Export (Bermuda) Limited (“GXB”) and Importer entered in to that certain National Distribution Agreement, dated as of September 3, 2004 (the “National Distribution Agreement”);

WHEREAS, pursuant to the Export Agreement (as defined below), GXB, among other things, assigned its rights, title and interest in and to the National Distribution Agreement to Supplier;

WHEREAS, Supplier (as successor-in-interest to GXB) and Importer entered in to Amendment No. 2 to the National Distribution Agreement, dated as of April 1, 2014, as further amended by that letter agreement to the National Distribution Agreement, dated as of June 9, 2015 (collectively, the “Prior Agreement”), it being understood that no Amendment No. 1 to the National Distribution Agreement has ever been executed; and

WHEREAS, the parties hereto have agreed to amend and restate in its entirety the Prior Agreement as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Definitions.

(a) “Products” shall mean all products listed in Schedule A.

(b) “Territory” shall mean the domestic market of the 50 states of the United States of America, and such other markets as may be added by mutual consent.

(c) “Trademarks” shall mean the trademarks Gosling’s Black Seal Rum, Gosling’s Gold Bermuda Rum, Gosling’s Family Reserve Old Rum, Dark ‘n Stormy and all other trademarks, brand names and logo designs used on or in connection with the Products.

NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(d) “Initial Term” shall mean the period commencing January 1, 2005 (or such earlier date that the Producer has completed the termination of its pre-existing Import Agreement) and continuing through March 31, 2030.

(e) “Renewal Term” shall mean the period commencing the first day following the end of the Initial Term or any prior Renewal Term and continuing for ten (10) years thereafter.

(f) “Contract Year” shall mean the twelve (12) month period commencing January 1 and ending December 31 of that calendar year.

(g) “Case” shall mean (i) for rums, twelve (12) bottles of 750 ml. each or an equivalent nine (9) liter volume, (ii) for Goslings Dark n’ Stormy RTD, four (4) cases of six four-packs of one liter each, or an equivalent twenty four (24) liter volume, and (iii) for Goslings Rum Swizzle RTD, two (2) cases of six bottles of 1.75 liter each, or an equivalent twenty one (21) liter volume.

(h) “Export Agreement” means that certain Export Agreement originally dated as of February 14, 2005, by and between Supplier and GXB, as amended by Amendment No. 1 to Export Agreement on February 18, 2005, Amendment No. 2 to Export Agreement on July 25, 2012, Amendment No. 3 to the Export Agreement on June 9, 2015, Amendment No. 4 to Export Agreement of even-date herewith, and as further amended from time-to-time.

2. Appointment.

(a) Subject to Supplier’s rights and obligations under the Export Agreement, Supplier hereby appoints Importer as the sole and exclusive importer and distributor of the Products for the Territory, except as provided under the Export Agreement and Polar Agreement (defined therein).

(b) Importer hereby accepts appointment as the sole and exclusive importer of the Products for the Territory and shall, during the term of this Agreement, use all reasonable efforts to distribute the Products throughout the Territory. Importer hereby acknowledges the limitations of its rights, including limitations on its exclusivity, as provided in the Export Agreement and Polar Agreement.

3. Duration.

The Initial Term of this Agreement shall continue for a period through March 31, 2030, unless sooner terminated in accordance with Section 11. Upon expiration of the Initial Term, this Agreement will automatically renew for additional Renewal Terms, unless sooner terminated in accordance with Section 11.

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

4. Terms of Sale and Payment.

(a) All sales of the rum Products by Supplier to Importer shall be on an FOB Sazerac Company, Inc., or such other bottler as GXB may select (the “Rum Bottler”) basis, and all sales of the ginger beer Products by Supplier to Importer shall be on an FOB Polar Corp. (the “GSGB Bottler”) basis, in either event, at the prices set in accordance with Schedule A, and as amended hereafter from time to time pursuant to Section 4(b) below. Payment shall be made to a bank designated by Supplier and shall be due sixty (60) days from the date of the bill of lading. Because Supplier will be funding marketing programs in the Territory with the aforementioned receivables, time shall be of the essence for receipt of payments sixty (60) days from the date of bills of lading.

(b) All carriers engaged to ship the Products within the Territory for Importer (or any distributor designated by Importer in the Territory) shall be the agents of Importer. The risk of loss thereon shall pass immediately to Importer upon delivery of the rum Products from the Rum Bottler and upon delivery of the ginger beer Products from the GSGB Bottler, in either event, to such carrier for shipment within the Territory. Importer shall have the right to determine the point of destination in the Territory and the method of shipment of the Products.

(c) It is the intention of this Agreement that Importer will receive a net margin amount as set forth in the following table (the “Net Margin”). Importer will also be entitled to reimbursement for Control State (17 states plus Montgomery County) brokers’ commissions as approved by Supplier, any mutually agreed salaries, warehousing, insurance, and other costs of distribution, such that Importer is able to net the agreed Net Margin, but not amounts above or below the agreed Net Margin. The reimbursements shall not include the normal salaries, travel and entertainment and other overhead costs of the Importer, except with respect to certain mutually agreed personnel that will be hired and directed by Importer but will follow the strategic marketing plan prepared by the Supplier (“Supplier Sales Personnel”). The costs of Supplier Sales Personnel, including normal health or other benefits, will be reimbursed by Supplier.

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Year	Volume Range	Net Margin to Importer
2004 (if applicable)	All Sales	[ * ] per case
2005	Up to [ * ] cases Over [ * ] cases	[ * ] per case [ * ] per case
2006 and later	Up to [ * ] cases Over [ * ] cases	[ * ] per case [ * ] per case
For Dark ‘n Stormy RTD 2012 and later	[ * ]	[ * ] per ½ case
For Ginger Beer After April 1, 2014	[ * ]	[ * ] per case (See Schedule A)

(d) Supplier will pay to Importer a fee of $[ * ] per spirit case to help defray the normal overhead costs of the Importer.

(e) Importer may bill Supplier monthly for reimbursements, and should be reimbursed by Supplier within 15 days by wire transfer to Importer’s designated account. Importer and Supplier will work together to coordinate mutual payments and reimbursements, to minimize the levels of net funding required by either party.

(f) Any excess funds received by Importer, net of agreed Net Margins, reimbursements or payments to the Affiliate, shall be promptly forwarded to Supplier. It is the intention of this payments section to assure Importer that it receive its agreed Net Margin, but not amounts above or below the agreed Net Margin, except as related to agreed reimbursements.

5. Marketing and Advertising.

(a) Supplier shall be responsible for the creation, development and implementation of all marketing, advertising and promotional efforts of the products. At least four times per Contract Year, Supplier shall review with Importer the Supplier’s plans for the current and following Contract Year. Importer will be responsible for sales efforts in the field, and will coordinate with the Supplier with respect to field-based marketing programs, including local promotions, product tastings, discounts, etc., with the cost of such programs borne entirely by the Supplier.

(b) The costs of marketing and advertising will be borne by Supplier. To the extent that the Importer pays for any billings relative to marketing or advertising, Supplier agrees to promptly reimburse Importer, unless there is a legitimate dispute relative to any such invoice.

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

6. Representations and Warranties of Importer. Importer represents, warrants and covenants to Supplier as follows:

(a) Importer holds in full force and effect the federal, state and local licenses or permits that are necessary to conduct its business as an importer of the Products and to engage in the transactions intended by this Agreement.

(b) Importer shall maintain a distributor network of adequate size to represent and promote the sales of the Products throughout the Territory. Such sales force shall be kept properly informed as to all advertising, marketing and promotional programs and policies regarding the Products.

(c) Importer shall conduct its activities under this Agreement in accordance with local, state and federal laws and regulations regarding the sale of the Products.

(d) Importer shall monitor its customers’ inventories of the Products to ensure that quantities are adequate to service the requirements of the markets in the Territory. Importer shall promptly deliver, or arrange for direct import shipments of the Products, to its customers in the Territory in accordance with good business practice and local custom.

(e) Importer shall timely file all price schedules and reports as may be required by applicable laws and regulations.

(f) Importer shall not terminate any existing wholesaler, or appoint any new wholesaler, in the Territory without the prior written consent of Supplier; which consent shall not be unreasonably withheld.

(g) Importer is aware of the terms of the Export Agreement and the obligations and restrictions of the Supplier (as “Company”) set forth therein.

7. Representations and Warranties of Supplier. Supplier represents, warrants and covenants to Importer as follows:

(a) Supplier has the authority to enter into and carry out its obligations under this Agreement.

(b) The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not act as a breach of any agreement or understanding to which Supplier is a party.

(c) Supplier has the right to designate and appoint the Importer as the distributor of the Products in the Territory pursuant to this Agreement.

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(d) The Products sold to Importer under this Agreement shall be merchantable and fit for human consumption. The Products shall be manufactured, packaged and labeled in conformity with applicable U.S. federal, state and local laws, rules and regulations and, specifically, the rules and regulations of the Federal Alcohol Tax and Trade Bureau and the Food and Drug Administration. Samples of the Product have been provided to Importer. All shipments of the Products shall conform to any samples provided.

(e) The Products sold to Importer shall be free and clear of any liens or encumbrances. Neither the execution of this Agreement, nor compliance with its terms, will result in the creation or imposition of any lien, charge, encumbrance or restriction of any nature by any third party upon the Products sold to Importer.

(f) Supplier shall maintain an adequate inventory of the Products with which to supply Importer. Supplier shall accept all orders reasonably submitted by Importer, with shipment to follow not later than thirty (30) days from receipt of an order, unless excused by Section 15 below, or as otherwise agreed upon by the parties.

(g) Supplier shall use commercially reasonable efforts to prevent the sale of unauthorized shipments of the Products in the Territory by entities or persons other than Importer, except as contemplated in the Export Agreement and Polar Agreement (as defined in the Export Agreement). In this regard, Supplier shall not sell or otherwise transfer any of the Products to any distributor whom Supplier knows, or has reason to believe, will, either directly or indirectly, sell or otherwise transfer the Products in the Territory, except as contemplated in the Export Agreement and Polar Agreement.

(h) Subject to the provisions of Sections 8 and 10 below and in all events, with the full right to select counsel and supervise the legal and any settlement processes, Supplier shall defend, indemnify and hold harmless Importer from and against any and all damages and liability, costs or expenses, including attorneys’ fees, it may incur as a result of product liability, trademark infringement, product recall, breach of contract or other action relating to breach of warranty or representation by Supplier.

(i) Supplier warrants that the shelf life of all Products sold to Importer shall be not less than twelve (12) months provided all such Products are properly handled, stored and shelved by Importer and its customers.

8. Product Liability and Returns.

(a) During the term of this Agreement, each party shall maintain, in full force and effect, general liability insurance with product hazard coverage regarding the sale of the Products in the Territory in an amount of not less than five million dollars ($5,000,000) in the aggregate and one million dollars ($1,000,000) for single accident occurrence. Such insurance shall contain a broad form vendor’s endorsement inuring to the benefit of the other party. Each party shall, on an annual basis, furnish to the other party a certificate confirming such coverage.

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b) Subject to the provisions of Section 7(i) above, any Products not merchantable due to quality deficiencies, packaging problems or errors committed by Supplier or its suppliers, may be returned to Supplier at Supplier’s cost, for full credit or replacement, provided that notice of such defect, if patent, is given to Supplier within six (6) months of receipt of shipment of the Products and, if latent, within six (6) months after Importer’s knowledge of the defect. Supplier shall not be obliged to issue a credit for any Products that have been rendered unmerchantable by inordinate delays in shipping, improper handling or other negligent acts on the part of Importer or its customers. Notice of unmerchantable Products shall be given to all parties upon receipt of such information.

9. Rights of First Refusal. During the term of this Agreement, Importer shall have the right of first refusal regarding:

(a) any other current or future rum or ginger beer products Supplier currently maintains in, or adds to, its product line for sale in the Territory.

(b) If Importer exercises its option pursuant to paragraph 9(a) above, paragraph 1(a) shall be automatically amended and the term “Products” as used in this Agreement shall be deemed to include such additional product. In the event that Importer declines to exercise such option, Supplier shall be free to negotiate with other Importers for such products, but Supplier shall not thereafter enter into an importation agreement with any other importer upon terms more favorable than those offered to Importer.

10. Intellectual Property.

(a) Supplier represents and warrants that it has entered into the Export Agreement and pursuant to its rights thereunder, it has the authority to market and sell the Products into the Territory for resale; it has a license to use all common law or statutory rights in all symbols, designs, words and other trade dress features used upon or associated with the Products, whether registered as trademarks, service marks or copyrights, or not (the “Intellectual Property”); and it is authorized to grant rights or sublicenses to Importer for non-exclusive and limited use of the Intellectual Property in connection with the sale and distribution of the Products within the Territory.

(b) Supplier hereby grants to Importer a non-exclusive license to use the Intellectual Property in the Territory for the Term of this Agreement for the limited purposes of the sale, promotion and distribution of the Products, subject to the following, to which the Importer hereby agrees:

(i) Importer shall use the Intellectual Property only in connection with the sale, promotion and distribution of the Products.

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(ii) All uses of the Intellectual Property shall reproduce faithfully the design and appearance of the Intellectual Property as represented in or on the labels and packaging or as is otherwise provided by Supplier, including claims of copyright or trademark protection and/or registration.

(iii) Any uses of the Intellectual Property by Importer, shall first be approved by Supplier. E-mail approval shall be sufficient for this purpose.

(iv) The Intellectual Property shall not be used in juxtaposition or conjunction with intellectual property associated with any product or service other than the Products and shall always be used in good taste and in a manner which is not in any way denigrating to the Supplier or the Intellectual Property.

(v) Importer shall have no right to sublicense to any third party the right to reproduce the Intellectual Property for any purpose, except in connection with media advertising, which shall first be reviewed and approved in writing or provided (e.g., advertising mats) by the Supplier.

(c) Notwithstanding any rights granted in any provision of this Agreement, Importer expressly acknowledges and agrees that the Intellectual Property is the property of the Supplier’s licensor(s) and Importer neither shall make claim nor assert any right to, or interest in, the Intellectual Property during or after the expiration or termination of this Agreement, except the right to limited non-exclusive use during the Term hereof in accordance with the foregoing provisions.

11. Termination.

(a) Supplier may terminate this Agreement prior to its expiration by giving notice to the Importer for any of the following reasons:

(i) Importer, through failure to renew, or because of cancellation, suspension or revocation continuing for a period in excess of sixty (60) days, has suffered the loss of any material license or permit required by law and necessary to carry out the provisions of this Agreement;

(ii) Importer has failed to make payment of any invoice in accordance with Supplier’s credit terms and has not remedied the failure after thirty (30) days’ written notice of such failure and no bona fide dispute regarding said invoice(s) exists between the parties;

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(iii) Importer has breached or failed to fulfill any other material term or condition of this Agreement and has not remedied the breach or failure after thirty (30) days’ written notice of said breach or failure to perform and there is no bona fide dispute that a material breach has occurred.

(iv) Importer has changed ownership through a sale, merger, acquisition or other major change in equity control without the prior written approval of Importer, with such approval not to be unreasonably withheld. For purposes of this provision, a major change shall be defined as a change affecting more than twenty five percent (25%) of control at any one time or a cumulative series of changes affecting fifty one percent (51%) of control.

(b) Importer may terminate this Agreement prior to its expiration by giving notice to Supplier for either of the following reasons:

(i) Supplier has failed to honor any commitment regarding sales, delivery, credits, allowances, returns, packaging quality or product quality, and that such failure has continued for a period of thirty (30) days after written notice to Supplier.

(ii) Supplier has failed to fulfill any other material term or condition of this Agreement and has not remedied this failure after thirty (30) days’ notice thereof and there is no bona fide dispute that a material breach has occurred.

(c) This Agreement shall terminate automatically and without notice for any of the following reasons:

(i) Either party has filed a voluntary petition in bankruptcy or entered into an arrangement under a national or federal bankruptcy statute or other voluntary proceeding under any federal, state, or local law for the settlement or extension of payment of its obligations to general creditors; or

(ii) An involuntary lien or petition in bankruptcy has been filed against either party and such involuntary lien or petition has not been dismissed within thirty (30) days; or

(iii) Either party ceases to do business; or

(iv) The Export Agreement has terminated.

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

12. Events Upon Expiration or Termination.

(a) Upon the expiration of the final Term or upon the effective date of any termination of this Agreement, the following shall occur:

(i) Subject to the provisions of Section 12(b) below, all outstanding, but unshipped orders for Product by the Importer shall be deemed cancelled, whether previously accepted by Supplier or not.

(ii) All outstanding invoices of Supplier to Importer for Product sold and delivered to carriers, whether due in accordance with their terms or not, shall become due and payable immediately.

(iii) Importer promptly shall release and deliver to Supplier (FOB Importer’s facility loading dock) all point-of-sale or other materials in its possession that Supplier furnished to it without charge and any items in its possession (other than Product) that bear Intellectual Property (as described in Section 10, above).

(iv) Importer and its employees immediately shall cease all use of the Intellectual Property referred to in Section 10 above, except as required to sell any remaining inventory held by Importer.

(v) Supplier or its designee, shall have the option, for thirty (30) days after the effective date of expiration or termination, to repurchase, at Importer’s laid-in-cost, its inventory of factory sealed cases of the Product and/or point-of sale material for the Product purchased by Importer, less any sums for payments Importer owes to Supplier. Importer hereby agrees to sell said inventory to Supplier, or Supplier’s designee, provided said Designee is a licensed vendor of alcoholic beverages, on said terms, in the event Supplier provides timely written notice of the exercise of the aforementioned option.

(vi) Both parties warrant and covenant that, upon expiration or termination, neither party will take any action to impair or diminish the goodwill or business of the other party and neither party will disclose any confidential information about the other party.

(b) Upon the occurrence of a termination event or following notice of termination to Importer, but prior to the effective date thereof, Supplier shall honor Importer’s outstanding and unshipped orders or orders submitted prior to the effective date of termination only on a payment-before-shipment basis, provided the following conditions are met:

(i) All outstanding invoices due and owing to Supplier have been paid in full;

(ii) Such orders are in accord with past purchasing practices;

(iii) Such orders are scheduled for delivery prior to the effective date of Termination; and

(iv) Such orders for the Product shall be sufficient to satisfy only Importer’s demand for the Product in the Territory prior to the date of termination and not thereafter.

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

13. Choice of Law and Disputes.

The rights and obligations of the parties under this agreement shall not be governed by the provisions of the United Nations Convention on Contracts for the International Sale of Goods but instead shall be construed and enforced in accordance with the laws of the State of New York in the United States of America without giving effect to principles of conflict of laws. In the event any disagreement or dispute between the parties arises under or out of this Agreement, such disagreement or dispute shall initially be submitted to Judicial Mediation Services, Inc., a professional mediating service consisting of retired Federal and State judges (“JAMS”) or a mutually agreed upon dispute resolution service. The mediation shall be conducted in accordance with the rules of JAMS or such other dispute resolution service as might be agreed upon and shall be held in New York, New York. Any award made by JAMS or such other dispute resolution service as might be agreed upon shall be binding upon the parties. Mediation shall be the preferred remedy for breach of this Agreement by either party. The parties shall share equally all costs of mediation other than representation by counsel which shall be at each party’s own expense.

14. Miscellaneous.

(a) All notices or consents provided for by this Agreement shall be in writing and shall be delivered by hand or registered or certified mail to the party to whom notice or consent is to be given at the address set forth above. Such notice may be given by facsimile but a confirming copy must be delivered by hand or registered or certified mail. The date of delivery of the written confirmation will be considered the effective date of delivery of notice. For required Marketing and Intellectual Property approval, e-mail notification shall be acceptable when confirmed by the receiving party.

(b) This agreement represents the entire agreement between the parties, supersedes all their prior oral or written agreements or understandings, including without limitation, the Prior Agreement, and shall not be changed except by a further written agreement or a written amendment to this Agreement executed by both parties.

(c) The failure by either party to exercise any of its rights under this Agreement shall not be construed as a waiver of such rights. Any such failure shall not preclude the exercise of such rights at any later time.

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

15. Force Majeure. If any party is prevented from performing any of its obligations hereunder by an occurrence beyond its reasonable control such as, but not limited to, acts of God, fire, flood, war, insurrection, government regulations, raw material shortage, strikes, or lack of common carrier facilities, then the affected party shall be excused from performance for so long as such occurrence exists.

16. Severability. If any term of this Agreement is in violation of, or prohibited by, any applicable law or regulation, such term shall be deemed as amended or deleted to conform to such law or regulation without invalidating or amending or deleting any other term of this Agreement.

17. Assignment. Neither party may assign this Agreement without the prior written consent of the other party. Any purported assignment without such consent shall be null and void.

18. Notice. Any required notices pursuant to this Agreement shall be sent to:

For Importer:

Castle Brands (USA) Corp.

122 East 42nd Street, Suite 5000,

New York, New York 10168

Attn: John S. Glover, President and CEO

with a copy (which shall not itself constitute notice) to:

Holland & Knight LLP

701 Brickell Avenue, Suite 3300

Miami, Florida 33131

Attention: Bradley D. Houser

For Supplier:

Gosling-Castle Partners Inc.

122 East 42nd Street, Suite 5000,

New York, New York 10168

Attn: E. Malcolm B. Gosling, President and CEO

with a copy (which shall not itself constitute notice) to:

Gosling’s Export (Bermuda) Ltd.

P.O. Box HM 827

Hamilton, HM CX

Bermuda

19. Relationship of the Parties. The parties acknowledge that no joint venture has been created by this Agreement and that neither party can take any action that is legally binding on the other party without the prior consent of the party to be charged.

[Signature Page Follows]

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, the parties have caused this agreement to be executed on the day and year first above written.

CASTLE BRANDS (USA) CORP.

By:	/s/ Alfred J. Small
Alfred J. Small
Chief Financial Officer

GOSLING-CASTLE PARTNERS INC.

By:	/s/ Richard Lampen
Richard Lampen
Director

[Signature Page to Amended and Restated National Distribution Agreement]

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NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT 1

SCHEDULE A

GOSLINGS GINGER BEER

Item #	Description	US Cost		Tax-Duty		Freight Cost		Total Cost
GS0STD0008-24	8oz/24 Gingerbeer [ * ]	$	[ * ]		$-	$	[ * ]	$	[ * ]
GS0STD08-24X	8oz/24 Gingerbeer	$	[ * ]		$-		$-	$	[ * ]
GS0DIET0008-24	8oz/24 Diet Gingerbeer [ * ]	$	[ * ]		$-	$	[ * ]	$	[ * ]
GS0DIET08-24X	8oz/24 Diet Gingerbeer	$	[ * ]		$-		$-	$	[ * ]
GS001ALC08-24	8.4oz/25 Gingerbeer 1% alc	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GSWSTD12-24X	12oz/24 Gingerbeer [ * ]	$	[ * ]		$-		$-	$	[ * ]
GS0FPST012-24X	12oz/24 Gingerbeer [ * ]	$	[ * ]		$-		$-	$	[ * ]
GS0STD12-24DI	12oz/24 Gingerbeer [ * ]	$	[ * ]		$-		$-	$	[ * ]
GS0DIET12-24DI	12oz/24 Diet Gingerbeer [ * ]	$	[ * ]		$-		$-	$	[ * ]
GS0STD12-24CTL	12oz/24 Gingerbeer [ * ]	$	[ * ]		$-	$	[ * ]	$	[ * ]
GS0STD0012-24	12oz/24 Gingerbeer [ * ]	$	[ * ]		$-	$	[ * ]	$	[ * ]
GSWDIET12-24X	12oz/24 Diet Gingerbeer [ * ]	$	[ * ]		$-		$-	$	[ * ]
GS0FPDT012-24X	12oz/24 Diet Gingerbeer [ * ]	$	[ * ]		$-		$-	$	[ * ]
GS0DIET0012-24	12oz/24 Diet Gingerbeer [ * ]	$	[ * ]		$-	$	[ * ]	$	[ * ]
GS0STD0010-24	10oz/24 Gingerbeer [ * ]	$	[ * ]		$-	$	[ * ]	$	[ * ]
GS0DIET0010-24	10oz/24 Diet Gingerbeer 6 packs	$	[ * ]		$-	$	[ * ]	$	[ * ]
GS0STD1000-12X	1000/12 Gingerbeer [ * ]	$	[ * ]		$-		$-	$	[ * ]
GS0STD1000-12	1000/12 Gingerbeer [ * ]	$	[ * ]		$-	$	[ * ]	$	[ * ]
GS0DIET1000-12X	1000/12 Diet Gingerbeer [ * ]	$	[ * ]		$-		$-	$	[ * ]
GS0DIET1000-12	1000/12 Diet Gingerbeer [ * ]	$	[ * ]		$-	$	[ * ]	$	[ * ]
GS0BIBSTD-15X	1.5 gal Gingerbeer bag in box	$	[ * ]		$-		$-	$	[ * ]
GS0BIBSTD-30X	3.0 gal Gingerbeer bag in box	$	[ * ]		$-		$-	$	[ * ]

14

NOTE: PORTIONS OF THIS EXHIBIT MARKED WITH A “[ * ]” ARE THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST BY THE COMPANY TO THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THE COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

GOSLINGS RUM

Item #	Description	US Cost		Tax-Duty		Freight Cost		Total Cost
GR1OLD0750-06	750/6 Old Family Rum 80 proof	$	[* ]	$	[ * ]	$	[ * ]	$	[ * ]
GR0OLD0700-06X	750/6 Goslings Old Family Rum 80 proof Export	$	[ * ]		$-	$	[ * ]	$	[ * ]
GR0BLKGIF3-06	750/6 Dark N Stormy VAP w/ 2 cans	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR2BLKGIF1-06	750/6 Black Seal Rum 80 proof Winter VAP w/ 2 GB cans	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1BLKGIF1-06	750/6 Black Seal Rum 80 proof Summer VAP w/ 2 GB cans	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1BLK0750-06	750/6 Black Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR11510750-06	750/6 Black Seal Rum 151 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1GOL0750-12	750/12 Gold Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR0BLK0750-TRL	750/12 Black Seal Rum 80 proof Traveler (old label)	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1BLK0750-TRL	750/12 Black Seal Rum 80 proof Traveler	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1BLK0750-12X	750/12 Black Seal Rum 80 proof Export	$	[ * ]		$-		$-	$	[ * ]
GR1BLK0750-12	750/12 Black Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR11510750-12	750/12 Black Seal Rum 151 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR0GOL0700-12X	700/12 Gold Seal Rum 80 proof	$	[ * ]		$-	$	[ * ]	$	[ * ]
GR1GOL0050-120	50/120 Gold Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1BLK0050-120	50/120 Black Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1GOL0375-24	375/24 Gold Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1BLK0375-24	375/24 Black Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1GOL1750-06	1750/6 Gold Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1BLK1750-06	1750/6 Black Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1GOL1000-12	1000/12 Gold Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR1BLK1000-12	1000/12 Black Seal Rum 80 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR11511000-12	1000/12 Black Seal Rum 151 proof	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR2DNS0008-24	8.45oz/24 cans RTD 7%	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]
GR2DNS0008-24x	8.45oz/24 cans RTD 7% Export	$	[ * ]		$-		$-	$	[ * ]
GR0DNS0008-24	8.45oz/24 cans RTD 9%	$	[ * ]	$	[ * ]	$	[ * ]	$	[ * ]

15